EXHIBIT 23.4

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 (No. 333-122288) of CIT Funding Company, LLC of our report dated March 23, 2009 relating to Dell Financial Services L.L.C.'s and its subsidiary, DFS-SVP L.L.C.'s Certification Regarding Assessment of Compliance with Applicable Servicing Criteria Pursuant to Item 1122 of Regulation AB, which appears as an exhibit to this Form 10-K.

/s/ PricewaterhouseCoopers LLP
March 23, 2009
New York, NY